Exhibit 10.10

INTERCREDITOR AGREEMENT

among

ENERGY VENTURES GoM LLC,

the other Grantors party hereto,

BANK OF MONTREAL,

as Senior Representative,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as the Second Priority Representative,

and

each additional Representative from time to time party hereto,

dated as of February 15, 2018

INTERCREDITOR AGREEMENT dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among ENERGY VENTURES GOM, LLC, a Delaware limited liability company (the “Company”), the other Grantors (as defined below) party hereto, BANK OF MONTREAL, as representative for the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Representative”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as collateral agent for the Second Priority Debt Parties (in such capacity and together with its successors in such capacity, the “Second Priority Representative”) and each additional Junior Representative that from time to time becomes a party hereto pursuant to Section 8.09.

R E C I T A L S

WHEREAS, Energy Ventures GoM Holdings LLC, a Delaware limited liability company, (the “Parent”), the Company, as borrower, the Senior Representative, as administrative agent, and the various financial institutions party thereto as agents or lenders are parties to that certain Credit Agreement dated as July 29, 2014, as amended and restated as of December 30, 2016 and as further amended by that certain First Amendment to Amended and Restated Credit Agreement dated as January 26, 2018 (as further amended, restated, extended, replaced, supplemented, modified or Refinanced in accordance with the terms hereof, the “Senior Credit Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extended other financial accommodations to the Company, which are secured, along with certain Swap Agreements, on a first priority basis pursuant thereto;

WHEREAS, the Parent, the Company, EnVen Finance Corporation (the “Co-Issuer”) and Wilmington Trust, National Association, as trustee and collateral agent are parties to that certain Indenture dated as of the date hereof (as amended, restated, extended, replaced, supplemented, modified or Refinanced in accordance with the terms hereof, the “Indenture”), pursuant to which the Company has issued its 11.000% Senior Secured Notes due 2023 which will be secured on a second priority basis pursuant to the Second Lien Security Agreement dated as of the date hereof between Wilmington Trust, National Association, as collateral agent, the Parent, the Co-Issuer and the other grantors from time to time party thereto;

WHEREAS, the Company and the Grantors (as defined below) have granted to the Senior Representative security interests in the Collateral (as defined below) as security for payment and performance of the Senior Obligations (as defined below); and

WHEREAS, the Company and the other Grantors have granted to the Junior Representative junior security interests in the Collateral as security for payment and performance of the Junior Debt Obligations (as defined below), so that they may be secured on a junior priority basis by the same collateral that secures the obligations under the Senior Credit Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Representative (for itself and on behalf of the Senior Secured Parties (as defined below)), the Second Priority Representative (for itself and on behalf of the Second

Priority Debt Parties (as defined below)) and each additional Junior Representative (for itself and on behalf of the Junior Debt Parties under the applicable Junior Debt Facility), agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Senior Credit Agreement or in the UCC (it being understood that if any term is defined both under the Senior Credit Agreement and the UCC, the Senior Credit Agreement defined term shall be used absent manifest error). As used in this Agreement, the following terms have the meanings specified below:

“Additional Junior Debt” means any Indebtedness that is issued or guaranteed by the Company and/or any other Grantor (and not guaranteed by any Subsidiary that is not a Guarantor) (other than Indebtedness constituting Second Priority Debt Obligations), which Indebtedness and guarantees are secured by the Collateral (or any portion thereof) on a pari passu basis (but without regard to control of remedies, other than as provided by the terms of the applicable Additional Junior Debt Documents) with or on a junior basis to the Second Priority Debt Obligations and any other Junior Debt Obligations and which the applicable Additional Junior Debt Documents provide that such Indebtedness and guarantees are to be secured by such Collateral on a subordinate basis to the Senior Obligations (and which is not secured by Liens on any assets of the Company or any other Grantor other than the Collateral or which are not included in the Senior Collateral); provided, however, that (a) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Junior Debt Document and (b) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Additional Junior Debt Documents” means, with respect to any series, issue or class of Additional Junior Debt, the Additional Junior Debt Facility relating thereto, the Junior Collateral Documents relating thereto and each other operative agreement relating thereto.

“Additional Junior Debt Facility” means each credit agreement, indenture or other governing agreement with respect to any Additional Junior Debt.

“Additional Junior Debt Obligations” means, with respect to any series, issue or class of Additional Junior Debt, all amounts owing pursuant to the terms of such Additional Junior Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest that accrues after the commencement of a Bankruptcy Case, regardless of whether such interest is an allowed claim under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Junior Debt Document.

“Additional Junior Debt Parties” means, with respect to any series, issue or class of Additional Junior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Junior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Grantor under any related Additional Junior Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of the Company or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Collateral” means all of the property of the Grantors whether real, personal or mixed with respect to which a Lien is granted (or is required to be granted) pursuant to a Senior Collateral Document as security for the Senior Obligations.

“Collateral Documents” means the Senior Collateral Documents and the Junior Collateral Documents.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Control Agreement” means the Deposit Account Control Agreement dated as of September 22, 2014, by and among the Company, Senior Representative, Bank of Montreal, as second lien agent and IBERIA Bank, as amended by the Amendment to Deposit Account Control Agreement dated as of February 15, 2018, by and among the Company, Senior Representative, Bank of Montreal, resigning second lien agent, IBERIA Bank and Second Priority Representative.

“Debt Facility” means any Senior Facility and any Junior Debt Facility.

“Designated Junior Representative” means (a) for so long as any Second Priority Debt Obligations remain outstanding, the Second Priority Representative, (b) thereafter, (i) at any time that any Junior Lien Intercreditor Agreement is in effect, the “Designated Senior Representative” (or similar term) as defined in such Junior Lien Intercreditor Agreement, and (ii) at any other time, the Junior Representative designated from time to time by the Junior Majority Representatives, in a notice to the Senior Representative and the Company hereunder, as the “Designated Junior Representative” for purposes hereof.

“DIP Cap” has the meaning assigned to such term in Section 6.01.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge of Senior Obligations” means, except to the extent otherwise expressly provided in Section 5.06:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Debt outstanding under the Senior Debt Documents and constituting Senior Obligations;

(b) payment in full in cash of all other Senior Obligations (including the Swap Agreements, assuming their termination or novation on the date when the Discharge of Senior Obligations is to take place) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than Senior Obligations consisting of indemnity obligations not yet due and payable of which the Company has not received a notice of potential claim);

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Senior Obligations; and

(d) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Senior Representative, but in no event greater than 105% of the aggregate undrawn face amount) of all Letters of Credit issued under the Senior Debt Documents and constituting Senior Obligations.

“Grantors” means the Parent, the Company and any Subsidiary which has granted a security interest in any Collateral pursuant to any Collateral Document to secure any Senior Obligation.

“Guarantors” means the “Guarantors” as defined in the Senior Credit Agreement.

“Indenture” has the meaning assigned to such term in the recitals.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against the Company or any other Guarantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Guarantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Guarantor or any similar case or proceeding relative to the Company or any other Guarantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Guarantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Guarantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Class Debt” has the meaning assigned to such term in Section 8.09.

“Junior Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Junior Collateral Documents” means Second Priority Collateral Documents and each of the mortgages, deeds of trust, collateral agreements, security agreements and other instruments and documents executed and delivered by the Company or any other Grantor for purposes of providing collateral security for any Junior Debt Obligation.

“Junior Debt” means any Second Priority Debt Obligations and any Additional Junior Debt.

“Junior Debt Documents” means the Second Priority Debt Documents and any Additional Junior Debt Documents.

“Junior Debt Facilities” means the Indenture and any Additional Junior Debt Facilities.

“Junior Debt Obligations” means the Second Priority Debt Obligations and any Additional Junior Debt Obligations.

“Junior Debt Parties” means the Second Priority Debt Parties and any Additional Junior Debt Parties.

“Junior Lien” means the Liens on the Collateral in favor of Junior Debt Parties under Junior Collateral Documents.

“Junior Lien Intercreditor Agreement” means any intercreditor agreement among one or more Junior Representatives pursuant to which the Junior Liens in favor of one or more Junior Representatives is subordinated to the Junior Liens in favor of one or more other Junior Representatives.

“Junior Majority Representatives” means Junior Representatives representing at least a majority of the then aggregate amount of Junior Debt Obligations that agree to vote together.

“Junior Representative” means (i) in the case of the Second Priority Debt Obligations, the Second Priority Representative and (ii) in the case of any Junior Debt Facility incurred after the date hereof, the Junior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Junior Debt Facility that is named as the Representative in respect of such Junior Debt Facility in the applicable Joinder Agreement.

“Letters of Credit” means “Letters of Credit” as defined in the Senior Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Senior Credit Agreement.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement or a financing lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties; provided that in no event shall an operating lease be deemed to be a Lien.

“Loan Documents” means “Loan Documents” as defined in the Senior Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Senior Credit Agreement.

“New Senior Debt Notice” has the meaning assigned to such term in Section 5.06.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Permitted Delay” has the meaning assigned to such term in Section 3.01(a)(i).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means the proceeds of any sale, collection or other liquidation of Collateral and any payment or distribution made in respect of Collateral in a Bankruptcy Case and any amounts received by the Senior Representative or any Senior Secured Party from a Junior Debt Party in respect of Collateral pursuant to this Agreement.

“Purchase” has the meaning assigned to such term in Section 5.07(a).

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of a Debt Facility, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other Debt or enter alternative financing arrangements, in exchange or replacement for such Debt Facility (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Representatives” means the Senior Representative and the Junior Representatives.

“Second Priority Collateral” means any “Collateral” or the assets encompassed by any equivalent term, in each case, as defined in any Second Priority Debt Document or any other assets of the Company or any other Grantor with respect to which a Lien in granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt Obligation.

“Second Priority Collateral Documents” means the Control Agreement and the other “Security Documents” as defined in the Indenture or any similar term in any Second Priority

Debt Document in respect of any Refinancing of the Indenture, and each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Company or any Grantor for purposes of providing Second Priority Collateral.

“Second Priority Debt Documents” means the Indenture and the “Security Documents” as such term is defined in the Indenture or any similar term in any Second Priority Debt Document in respect of any Refinancing of the Indenture.

“Second Priority Debt Facility” means the Indenture and any Refinancing thereof.

“Second Priority Debt Obligations” means the “Guaranteed Obligations” as defined in the Indenture or any similar term in any Second Priority Debt Document in respect of any Refinancing of the Indenture, including any interest which accrues after the commencement of any Bankruptcy Case, whether or not allowed or allowable as a claim in any such proceeding.

“Second Priority Debt Parties” means the Second Lien Secured Parties as defined in the Indenture, together with the beneficiaries of each indemnification obligation undertaken by the Company or any other Guarantor under any related Second Priority Debt Documents and other Person holding Refinanced Debt in respect thereof (including Refinanced Debt of Refinanced Debt).

“Second Priority Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Secured Parties” means the Senior Secured Parties and the Junior Debt Parties.

“Secured Swap Provider” means any Person that is the counterparty to the Company or any other Grantor pursuant to a “Secured Swap Agreement”, as such term is defined in the Senior Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Senior Credit Agreement.

“Senior Collateral Documents” means the Guaranty Agreement and the other “Security Instruments” as defined in the Senior Credit Agreement and each of the collateral agreements, security agreements, mortgages, deeds of trust and other instruments and documents executed and delivered by the Company or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Senior Debt Documents” means the Senior Credit Agreement and the other Loan Documents (including the documents and agreements in respect of any Refinancing thereof).

“Senior Facility” means the Senior Credit Agreement and any Refinancing thereof.

“Senior Obligations” means the “Secured Obligations” as defined in the Senior Credit Agreement and any equivalent term in any Refinancing thereof.

“Senior Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Senior Secured Parties” means the “Secured Parties” as defined in the Senior Credit Agreement and other Person holding Refinanced Debt in respect thereof (including Refinanced Debt of Refinanced Debt).

“Standstill Period” has the meaning assigned to such term in Section 3.01(a)(i).

“Subsidiary” means (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries and (b) any partnership of which the Company or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Company.

“Swap Agreements” means “Swap Agreement” as defined in the Senior Credit Agreement or any similar term in any Senior Debt Document in respect of any Refinancing of the Senior Credit Agreement.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01. Lien Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Representative or any Junior Debt Parties on the Collateral or of any Liens granted to the Senior Representative or any other Senior Secured Party on the Collateral (or any actual or alleged defect in any of the foregoing) or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise and notwithstanding any provision of the UCC, any applicable law, any Junior Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, hereby agrees that (a) any Lien on the Collateral securing any Senior Obligations now or hereafter held by or on behalf of the Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing any Junior Debt Obligations and (b) any Lien on the Collateral securing any Junior Debt Obligations now or hereafter held by or on behalf of any Junior Representatives, any Junior Debt Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Senior Obligations. All Liens on the Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Junior Debt Obligations for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of the Company, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. For the avoidance of doubt, the subordination provided for in this Agreement is lien subordination only and the Junior Debt Obligations are not subordinated in right of payment to the Senior Obligations.

SECTION 2.02. Nature of Senior Secured Party Claims. Each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, acknowledges that (a) a portion of the Senior Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by the Junior Representatives or the Junior Debt Parties and without affecting the provisions hereof (it being understood, for avoidance of doubt, that any such increase is subject to the 2nd paragraph of the definition of Senior Obligations to the extent applicable). The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Junior Debt Obligations, or any portion thereof. As between the Company and the other Grantors and the Junior Debt Parties or Senior Secured Parties, as the case may be, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the Grantors contained in any Senior Debt Document or Junior Debt Document, as the case may be, with respect to the incurrence of additional Senior Obligations or Junior Debt, as the case may be.

SECTION 2.03. Prohibition on Contesting Liens. Each of the Junior Representatives, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of the Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Collateral, and the Senior Representative, for itself and on behalf of each Senior Secured Party under the Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Junior Debt Obligations held (or purported to be held) by or on behalf of any Junior Representative or any of the Junior Debt Parties in the Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of the Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.

SECTION 2.04. No New Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Junior Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations; (b) subject to Section 2.06, none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Senior Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Junior Debt Obligations; and (c) if any Junior Representative or any Junior Debt Party shall hold any Lien on any assets or property of any Grantor securing any Junior Debt Obligations that are not also subject to the first-priority Liens securing all Senior Obligations under the Senior Collateral Documents, such Junior Representative or Junior Debt Party (i) shall notify the Senior Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to the Senior Representative as security for the Senior Obligations, shall assign such Lien to the Senior Representative as security for all Senior Obligations for the benefit of the Senior Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to the Senior Representative, shall be deemed to hold and have held such Lien for the benefit of the Senior Representative and the other Senior Secured Parties as security for the Senior Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Senior Representative and/or the Senior Secured Parties, the Representatives, on behalf of the Secured Parties of the Debt Facility for which it is acting, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.04 shall be treated in the same manner as set forth in Section 4.02.

SECTION 2.05. Perfection of Liens. Except for the limited agreements of the Senior Representative pursuant to Section 5.05 hereof, neither the Senior Representative nor the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Junior Representatives or the Junior Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Junior Debt Parties and shall not impose on the Senior Representative, the Senior Secured Parties, the Junior Representatives, the Junior Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Junior Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure Senior Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Senior Representative pursuant to Section 2.08(j) of the Senior Credit Agreement as in effect on the date hereof (or any equivalent successor provision) shall be applied as specified in the Senior Credit Agreement and will not constitute Collateral.

SECTION 2.07. Similar Liens and Agreements. Except as provided in Section 2.06, the Representatives, on behalf of the Secured Parties of the Debt Facility for which it is acting, agree that it is their intention that the Collateral securing each Debt Facility be identical. In furtherance of the foregoing and of Section 8.11, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the Senior Representative or the Junior Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Senior Loan Documents and the Junior Debt Documents; and

(b) that the documents and agreements creating or evidencing the Collateral and guarantees for the Senior Obligations and the Junior Debt Obligations, subject to Section 5.03, shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies.

(a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor,

(i) neither any Junior Representative nor any Junior Debt Party will (A) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Collateral in respect of any Junior Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, that, subject to extension as a result of any Permitted Delay, any Junior Representative may exercise any or all such rights (but not rights the exercise of which is otherwise prohibited by this Agreement including Article VI hereof) after a period (such period, as extended as a result of any Permitted Delay, the “Standstill Period”) of 180 consecutive days has elapsed from the date of delivery of written notice from such Junior Representative to the Senior Representative stating that (1) an Event of Default (as defined under the Junior Debt Documents for which such Junior Representative has been named as Representative) has occurred and is continuing thereunder, (2) the Junior Debt Obligations of the series with respect to which Junior Representative is the Junior Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Junior Debt Documents, and (3) the Designated Junior Representative intends to exercise its rights to take such actions, only so long as the Senior Representative or Senior Secured Parties are not then diligently pursuing their rights and remedies with respect to all or a material portion of the Collateral or diligently attempting to vacate any stay or prohibition against such exercise or the Company or any other Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding (any such period while the Senior Representatives or Senior Secured Parties are diligently pursuing such rights and remedies or making any such attempt or any such Grantor is a debtor (a “Permitted Delay”), (B) except to the extent not prohibited herein, contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral by the Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by the Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Collateral under the Senior Debt Documents or otherwise in respect of the Senior Obligations, (C) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action during the Standstill Period or any other exercise of any rights or remedies relating to the Collateral in respect of Senior Obligations or (D) credit bid (it being understood, for the avoidance of doubt, that a credit bid which includes a cash portion sufficient to cause a Discharge of Senior Obligations will not be precluded); provided further, after the expiration of the Standstill Period, so long as neither the Senior Representative nor any of the Senior Secured Parties have commenced any action to enforce their Lien on any material portion of the Collateral and any acceleration of the Junior Debt Obligations has not been rescinded, in the event that and for so long as the Junior Debt Parties (or the Junior Representatives on their behalf) have commenced actions to enforce their Lien with respect to all or any material portion of the Collateral to the extent permitted hereunder and are diligently pursuing such actions (it being understood that this proviso shall not constitute a waiver by the Senior Representative or the Senior Secured Parties of the provisions of Article VI), neither the Senior Secured Parties nor the Senior Representative shall take any action of a similar nature with respect to such Collateral so long as the other provisions of this Agreement (including the turnover provisions of Article VI) are complied with; and provided further that (x) the Standstill Period shall be tolled for so long as any automatic stay or any other stay or other order prohibiting the exercise of remedies by the Senior Representative or the Senior Secured Parties with respect to the Collateral is in effect by operation of law or has been entered into by a court of competent jurisdiction and (y) the period set forth in the immediately preceding proviso shall be tolled for so long as any automatic stay or any other stay or other order prohibiting the exercise of remedies by the Junior Representatives or the Junior Secured Parties with respect to the Collateral is in effect by operation of law or has been entered into by a court of competent jurisdiction, and

(ii) except as otherwise provided herein, the Senior Representative and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt, except that the Junior Debt Parties shall have the credit bidding rights set forth in Section 3.01(a)(i)(D)) and, in that connection, subject to Section 5.01, to make determinations regarding the release, disposition or restrictions with respect to the Collateral without any consultation with or the consent of any Junior Representative or any Junior Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, any Junior Representative may file a claim, proof of claim, or statement of interest with respect to the Junior Debt Obligations under its Junior Debt Facility, (B) any Junior Representative may take any action (not adverse to the prior Liens on the Collateral securing the Senior Obligations or the rights of the Senior Representative or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Collateral, (C) any Junior Representative and the Junior Debt Parties may exercise their rights and remedies as unsecured creditors, as provided in Section 5.04, (D) any Junior Representative may exercise the rights and remedies provided for in Article VI, (E) in any Insolvency or Liquidation Proceeding, any Junior Debt Party may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Debt Parties, including without limitation any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement, (F) in any Insolvency or Liquidation Proceeding, the Junior Debt Parties will not vote for any plan of reorganization unless the Senior Representative and the Senior Secured Parties support such plan, and (G) any Junior Representative and the Junior Debt Parties may exercise any of their rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.01(a)(i). In exercising rights and remedies with respect to the Collateral, the Senior Representative and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) Until the expiration of the Standstill Period and subject to Section 4.02, each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, agrees that it will not, in the context of its role as secured creditor, take or receive any Collateral or any Proceeds of Collateral in connection with the exercise of any right or remedy (including setoff and recoupment) with respect to any Collateral in respect of its Junior Debt Obligations until after the Discharge of Senior Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.01(a)(i), but then only to the extent any Junior Representative and Junior Debt Parties are permitted to retain the proceeds thereof in accordance with Section 4.02). Without limiting the generality of the foregoing, unless and until the expiration of the Standstill Period has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a) and Section 6.03, the sole right of the Junior Representatives and the Junior Debt Parties with respect to the Collateral is to hold a Lien on the Collateral in respect of Junior Debt Obligations pursuant to the Junior Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.01(a) and Section 6.03, (i) each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that neither such Junior Representative nor any such Junior Debt Party will take any action that would hinder any exercise of remedies undertaken by the Senior Representative or any Senior Secured Party with respect to the Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, and (ii) each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, hereby waives any and all rights it or any such Junior Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representative or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Collateral, regardless of whether any action or failure to act by or on behalf of the Senior Representative or any other Senior Secured Party is adverse to the interests of the Junior Debt Parties.

(d) Until the expiration of the Standstill Period, the Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Junior Representative who may be instructed by the Junior Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Junior Representative who may be instructed by the Junior Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Representatives, or for the taking of any other action authorized by the Junior Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Junior Representative or other agent or trustee acting on behalf of the Junior Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Junior Debt Parties or the Junior Debt Obligations.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations or the expiration of the Standstill Period has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representative upon the request of the Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Collateral under any of the Junior Debt Documents or otherwise in respect of the Junior Debt Obligations.

SECTION 3.03. Actions upon Breach. Should any Junior Representative or any Junior Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Company or any other Grantor) may obtain relief against such Junior Representative or such Junior Debt Party by injunction, specific performance or other appropriate equitable relief. Each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, hereby agrees that the Senior Secured Parties’ damages from the actions of the Junior Representatives or any Junior Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages. Each Representative may demand specific performance of this Agreement. Each Representative, on behalf of itself and on behalf of the Secured Parties of the Debt Facility for which it is acting, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by a Representative or any Secured Party. No provision of this Agreement shall constitute or be deemed to constitute a waiver by a Representative, on behalf of itself and on behalf of the Secured Parties of the Debt Facility for which it is acting, of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies shall be applied by the Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, the Senior Representative shall deliver promptly to the Designated Junior Representative any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Junior Representative to the Junior Debt Obligations in such order as specified in the relevant Junior Debt Documents.

SECTION 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, any Collateral or Proceeds thereof received by any Junior Representative or any Junior Debt Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Collateral shall be segregated and held in trust for the benefit of and promptly paid over to the Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Senior Representative is hereby authorized to make any such endorsements as agent for each of the Junior Representatives or any Junior Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases.

(a) Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that, in the event of a sale, transfer or other disposition of any specified item of Collateral (including all or substantially all of the equity interests of any subsidiary of the Company) in connection with (i) the exercise of remedies in respect of Collateral or (ii) any sale, transfer or other disposition that is permitted under the Junior Debt Documents as in effect on the date hereof or subsequently permitted thereunder, the Liens granted to the Junior Representatives and the Junior Debt Parties upon such Collateral to secure Junior Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Collateral to secure Senior Obligations; provided that the Liens securing the Senior Obligations and the Junior Debt Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Collateral securing the Senior Obligations rank to the Liens on the Collateral securing the Junior Debt Obligations pursuant to this Agreement. Upon delivery to a Junior Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Junior Debt Parties and the Junior Representatives) and any necessary or proper instruments of termination or release prepared by the Company or any other Grantor, such Junior Representative will promptly execute, deliver or acknowledge, at the Company’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Junior Representative, for itself and on behalf of the Junior Debt Parties under its Junior Priority Debt Facility, to release the Liens on the Collateral as set forth in the relevant Junior Debt Documents.

(b) Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Priority Debt Facility, hereby irrevocably constitutes and appoints the Senior Representative and any officer or agent of the Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Representative or such Junior Debt Party or in the Senior Representative’s own name, from time to time in the Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c) Notwithstanding anything to the contrary in any Junior Collateral Document, in the event the terms of a Senior Collateral Document and a Junior Collateral Document each require any Grantor (i) to make payment in respect of any item of Collateral to, (ii) to deliver or afford control over (to the extent only one party can have control of such Collateral) any item of Collateral to, or deposit any item of Collateral with, (iii) to register ownership of any item of Collateral in the name of or make an assignment of ownership of any Collateral or the rights thereunder, and (iv) to hold any item of Collateral in trust for (to the extent such item of Collateral cannot be held in trust for multiple parties under applicable law), in favor of, in any case, both the Senior Representative and any Junior Representative or Junior Debt Party, such Grantor may, until the Discharge of Senior Obligations has occurred, comply with such requirement under the Junior Collateral Document as it relates to such Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Senior Representative.

SECTION 5.02. Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the Discharge of Senior Obligations has occurred, all Proceeds of any such policy and any such award, if in respect of the Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Junior Representative for the benefit of the Junior Debt Parties pursuant to the terms of the applicable Junior Debt Documents and (iii) third, after the occurrence of the Discharge of Senior Obligations and if no Junior Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Junior Representative or any Junior Debt Party shall, at any time, receive any Proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such Proceeds over to the Senior Representative in accordance with the terms of Section 4.02.

SECTION 5.03. Amendments to Senior Collateral Documents and Second Priority Collateral Documents.

(a) No Junior Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Debt Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Company agrees to deliver to the Senior Representative copies of (i) any amendments, supplements or other modifications to the Junior Collateral Documents and (ii) any new Junior Collateral Documents promptly after effectiveness thereof. Each Junior Representative, for itself and on behalf of each Junior Debt Party under the Junior Debt Facility, agrees that each Junior Collateral Document relating to its Junior Debt Facility shall include the following language (or language to similar effect reasonably approved by the Senior Representative):

“Notwithstanding anything herein to the contrary, (a) the liens and security interests granted to the Junior Representative pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Bank of Montreal, as administrative agent, pursuant to or in connection with the Credit Agreement, dated as of July 29, 2014 as amended and restated on December 30, 2016 and as further amended by that certain First Amendment to Amended and Restated Credit Agreement dated as January 26, 2018 (as further amended, restated, supplemented or otherwise modified from time to time), among the Company, the banks, financial institutions and other lending institutions from time to time parties as lenders thereto and Bank of Montreal, as administrative agent, and (b) the exercise of any right or remedy by Wilmington Trust, National Association, as the Junior Representative hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of February 15, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of Montreal, as Senior Representative, Wilmington Trust, National Association, as Second Priority Representative, the Company and its subsidiaries and affiliated entities party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b) In the event that the Senior Representative or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representative, the Senior Secured Parties, the Company or any other Grantor there-under (including the release of any Liens in Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Collateral Document without the consent of any Junior Representative or any Junior Debt Party and without any action by any Junior Representative, the Company or any other Grantor; provided, written notice of such amendment, waiver or consent shall have been given to each Junior Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent; and provided further, that any such amendment, waiver or consent which affects in any way the duties, obligations, indemnities, immunities or protections of a Junior Representative shall have no effect as to such Junior Representative without such Junior Representative’s prior written consent. The Company agrees to deliver to the each Junior Representative copies of (i) any amendments, supplements or other modifications to the Senior Collateral Documents and (ii) any new Senior Collateral Documents promptly after effectiveness thereof.

(c) The Senior Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Senior Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Junior Representatives or the Junior Debt Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided that the holders of such Refinancing debt bind themselves in a writing addressed to the Junior Representatives and the Junior Parties to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Junior Representative be prohibited by or inconsistent with any of the terms of this Agreement.

SECTION 5.04. Rights as Unsecured Creditors. The Junior Representatives and the Junior Debt Parties may exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with the terms of the Junior Debt Documents and applicable Law so long as such rights and remedies do not violate, or are not otherwise inconsistent with, any provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Junior Representative or any Junior Debt Party of the required payments of principal, premium, interest, fees, indemnities, expenses and other amounts due under the Junior Debt Documents so long as such receipt is not the direct or indirect result of the exercise by a Junior Representative or any Junior Debt Party of rights or remedies as a secured creditor in respect of the Collateral. In the event any Junior Representative or any Junior Debt Party becomes a judgment Lien creditor in respect of the Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Debt Obligations, such judgment Lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Junior Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representative or the Senior Secured Parties may have with respect to the Collateral.

SECTION 5.05. Gratuitous Bailee for Perfection.

(a) The Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Senior Representative, or of agents or bailees of such Person (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, the Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Junior Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Junior Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) The rights of the Junior Representatives and the Junior Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) The Senior Representative and the Senior Secured Parties shall have no obligation whatsoever to the Junior Representatives or any Junior Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representative under this

Section 5.05 shall be limited solely to holding or controlling the Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Junior Representative for purposes of perfecting the Lien held by such Junior Representative.

(d) The Senior Representative shall not have by reason of the Junior Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Representative or any Junior Debt Party, and each, Junior Representative, for itself and on behalf of each Junior Debt Party under the Second Priority Debt Facility, hereby waives and releases the Senior Representative and the Senior Secured Parties from all claims and liabilities arising pursuant to the Senior Representative’s roles under this Section 5.05 as sub-agent and gratuitous bailee with respect to the Collateral.

(e) Following the Discharge of Senior Obligations, the Senior Representative shall, at the Grantors’ sole cost and expense, upon request (i) (A) deliver to the Designated Junior Representative, to the extent that it is legally permitted to do so, all Collateral, including all Proceeds thereof, held or controlled by the Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, or (B) direct and deliver such Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Junior Representative is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action at their expense as is required to effectuate the transfer contemplated hereby and shall indemnify the Senior Representative for loss or damage suffered by the Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith. The Senior Representative has no obligations to follow instructions from any Junior Representative or any other Junior Debt Party in contravention of this Agreement.

(f) Neither the Senior Representative nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to the Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time after the Discharge of Senior Obligations has occurred, the Company or any Subsidiary substantially concurrently enters into any Refinancing of any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and, from and after the date on which the New Senior Debt Notice is delivered to the Designated Junior Representative in accordance with the next sentence, the obligations under such Refinancing of the Senior Loan Documents shall automatically be treated as Senior Obligations for all purposes of this Agreement, the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice (the “New Senior Debt Notice”) of such incurrence (including the identity of the new Senior Representative), each Junior Representative (including the Designated Junior Representative) shall promptly upon request (a) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of the Senior Representative contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, (b) deliver to the Senior Representative, to the extent that it is legally permitted to do so, all Collateral, including all Proceeds thereof, held or controlled by such Junior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and agree to amendments to any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, (c) authorize the Company to notify any applicable insurance carrier that it is no longer entitled to be a sole loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) authorize the Company to notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding. The new Senior Representative shall agree in writing addressed to the Designated Junior Representative and the Junior Debt Parties to be bound by the terms of this Agreement.

SECTION 5.07. Option to Repurchase.

(a) Without prejudice to the enforcement of the Senior Secured Parties’ remedies, the Senior Secured Parties agree at any time following an acceleration of the Senior Obligations in accordance with the terms of the Senior Credit Agreement or the commencement of an Insolvency or Liquidation Proceeding involving the Company as debtor, the Senior Secured Parties will be deemed to have automatically offered the Junior Debt Parties the option to purchase (the “Purchase”) at par/face amount the entire aggregate amount of outstanding Senior Obligations (which includes principal, interest, fees, breakage costs, attorneys’ fees and expenses, and, in the case of any Swap Agreements, on a per Secured Swap Provider basis, the positive amount that is payable by the Company or relevant Guarantor thereunder reflecting any unpaid amount then due or amount owing in connection with the termination (or early termination) on or prior to the date of the Purchase after giving effect to offset and netting arrangements in respect of such Secured Swap Provider, but which excludes any rights of the Senior Secured Parties with respect to indemnification and other obligations of the Company and Guarantors under the Senior Debt Documents that are expressly stated to survive the termination of the Senior Debt Documents). For avoidance of doubt, Senior Obligations not purchased will continue to constitute Senior Obligations hereunder and shall be secured in the same manner and subject to the same protections hereunder as existed immediately prior to the Purchase. The Purchase shall be made without warranty or representation or recourse, on a pro rata basis across Senior Secured Parties.

(b) In connection with the exercise of such option, the purchasing Junior Debt Parties shall furnish cash collateral to any relevant Senior Secured Party as it reasonably deems necessary to secure any such Senior Secured Party’s outstanding Letters of Credit (not to exceed 105% of the face amount of the aggregate undrawn face amount of such Letters of Credit).

(c) The Junior Debt Parties shall irrevocably accept or reject such offer within ten (10) Business Days of the acceleration or Insolvency, as applicable, and the parties shall endeavor to close promptly thereafter, but in no event later than twenty (20) Business Days after such acceleration or Insolvency, as applicable. If the Junior Debt Parties accept such offer, it shall be exercised pursuant to documentation mutually acceptable to the Senior Representative and such Junior Debt Parties. If the Second Priority Debt Parties reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement

(d) Such purchase of the Senior Obligations shall be made on a pro rata basis among the Junior Debt Parties giving notice to the respective Junior Representative of their interest to exercise the purchase option hereunder according to each such Junior Debt Party’s portion of the principal amount of the loans under the Indenture outstanding on the date of purchase (as ratably adjusted in case less than all Junior Debt Parties elect to participate in such purchase).

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01. Financing Issues. Until the Discharge of Senior Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that (except to the extent permitted by this Section 6.01 and so long as such cash collateral or DIP Financing is in an amount that does not exceed the greater of (A) $40,000,000 and (B) the sum of (1) the aggregate principal amount of Loans and drawn Letters of Credit and the face amount of undrawn Letters of Credit replaced or refinanced by any such DIP Financing and (2) 15% of the aggregate principal amount of Loans and drawn Letters of Credit and the face amount of undrawn Letters of Credit outstanding under the Senior Credit Agreement on the date of the commencement of such Insolvency or Liquidation Proceeding (the “DIP Cap”)) it will raise no: (a) objection to and will not otherwise contest such sale, use or lease of such cash collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a), this Section 6.01, and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral to (i) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (ii) any adequate protection Liens provided to the Senior Secured Parties, and (iii) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representative; (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations and the Collateral made by the Senior Representative or any other Senior Secured Party; (c) objection to (and will not otherwise contest) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Collateral or to exercise any rights under Section 1111(b) of Title 11 of the United States Code with respect to the Collateral; (d) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Collateral; or (e) objection to (and will not otherwise contest or oppose) any order relating to a sale or other disposition of any of the Collateral for which the Senior Representative has consented that provides, to the extent such sale or other disposition is to be free and clear of Liens, (i) that the Liens securing the Senior Obligations and the Junior Debt Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Collateral securing the Senior Obligations rank to the Liens on the Collateral securing the Second Priority Debt Obligations pursuant to this Agreement, (ii) that Proceeds of such sale shall be applied to reduce the Senior Obligations, and (iii) Junior Debt Parties will not have been deemed to have waived the right to bid in cash in connection with the sale; notwithstanding the foregoing, the Junior Debt Parties may assert any objection to a sale or disposition of any Collateral that is consistent with the respective rights and obligations of the Senior Secured Parties and the Junior Debt Parties under this Agreement (without limiting the foregoing, Second Priority Debt Parties may not raise any objections based on rights afforded by Sections 363(e), (f) and (k) of the Bankruptcy Code to secured creditors or any comparable provision of any other Bankruptcy Law); provided however, that the foregoing shall not prevent the Second Priority Debt Parties from objecting to any DIP Financing relating to any provision or content of a plan of reorganization. Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that notice from the Company received two (2) Business Days prior to the entry of an order approving such usage of cash collateral or approving such DIP Financing shall be adequate notice.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Junior Representative, for itself and on behalf of each Junior Debt Party under the its Junior Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Senior Representative.

SECTION 6.03. Adequate Protection. Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, agrees that none of them shall (a) object, contest or support any other Person objecting to or contesting (i) any request by the Senior Representative or any Senior Secured Parties for adequate protection, (ii) any objection by the Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on the Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts of the Senior Representative or any other Senior Secured Party under Section 506(b) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law or (b) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (1) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, then each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, may seek or request adequate protection in the form of a replacement Lien on such additional collateral or superpriority claim, which Lien or superpriority claim is subordinated to the Liens securing all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Junior Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (2) in the event any Junior Representative, for itself and on behalf of the Junior Debt Parties under their Junior Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of additional collateral or superpriority claims (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement), then such Junior Representatives, for themselves and on behalf of each Junior Debt Party under the Junior Debt Facilities, agree that the Senior Representative shall also be granted (as applicable) a senior superpriority claim or senior Lien on such additional collateral as security for the Senior Obligations, and that any Lien on such additional collateral securing the Junior Debt Obligations or superpriority claim granted to the Junior Debt Parties shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties, or the superpriority claim granted to the Senior Secured Parties, as adequate protection on the same basis as the other Liens securing the Junior Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, to the extent that the Senior Secured Parties are granted adequate protection in the form of payments in the amount of current incurred fees and expenses and/or other cash payments, or otherwise with the consent of the Senior Representative, then any Junior Representative and the Junior Debt Parties may seek adequate protection in the form of payments in the amount of current incurred reasonable fees and expenses and/or other cash payments (as applicable), subject to the right of any of the Senior Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Junior Debt Parties. In addition, to the extent the Senior Secured Parties are awarded or otherwise granted an allowed claim in any Insolvency or Liquidation Proceeding with respect to post-petition interest, nothing herein shall prevent the Second Priority Debt Parties from seeking or otherwise asserting a claim for post-petition interest to the extent of the value of the Lien of the Second Priority Debt Parties on the Collateral (after taking into account the Senior Obligations).

SECTION 6.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications. Each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Junior Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Junior Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Junior Debt Parties in respect of the Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Junior Representative, for itself and on behalf of each Junior Debt Party under its Junior Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether or not allowed or allowable) before any distribution is made from the Collateral in respect of the Junior Debt Obligations, and each Junior Representative, for itself and on behalf of each Junior Debt Party under the Junior Debt Facility, hereby acknowledges and agrees to turn over to the Senior Representative amounts otherwise received or receivable by them from the Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Debt Parties.

SECTION 6.06. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Debt Party, including the seeking by any Junior Debt Party of adequate protection or the asserting by any Junior Debt Party of any of its rights and remedies under the Junior Debt Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08. Other Matters. To the extent that any Junior Representative or any Junior Debt Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law with respect to any of the Collateral, such Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, agrees not to assert any such rights except as otherwise permitted herein without the prior written consent of the Senior Representative, provided that if requested by the Senior Representative, such Junior Representative shall timely exercise such rights in the manner requested by the Senior Representative, including any rights to payments in respect of such rights.

SECTION 6.09. 506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of Title 11 of the United States Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Collateral.

SECTION 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Junior Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Junior Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VII

Reliance; Etc.

SECTION 7.01. Reliance. The consent by the Senior Secured Parties to the execution and delivery of the Second Priority Debt Documents to which the Senior Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. All loans and other extensions of credit made or deemed made on and after the date hereof by the Junior Debt Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Junior Representative, on behalf of each Junior Debt Party under its Junior Priority Debt

Facility, acknowledges that such Junior Debt Parties have, independently and without reliance on the Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Junior Debt Documents or this Agreement. The Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Facility, acknowledges that it and such Senior Secured Parties have, independently and without reliance on the Junior Representative or other Junior Debt Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Senior Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Senior Debt Documents or this Agreement.

SECTION 7.02. No Warranties or Liability. Each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, acknowledges and agrees that neither the Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility, acknowledges and agrees that neither the Second Priority Representative nor any other Junior Debt Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Junior Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon (except that it has agreed that the Liens of the Second Priority Representative on behalf of the Second Priority Debt Parties are subordinated to the Liens of the Senior Representative on behalf of the Senior Secured Parties). The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Representatives and the Junior Debt Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. The Junior Debt Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Junior Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Junior Debt Parties may manage their loans and extensions of credit without regard to any rights or interests that the Senior Representative and the Senior Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Representative nor any other Senior Secured Party shall have any duty to any Junior Representative or Junior Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Company or any Subsidiary (including the Junior Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as permitted in this Agreement, neither the Second Priority Representative nor any other Second Priority Debt Party shall have any duty to any Senior Representative or Senior Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Company or any

Subsidiary (including the Junior Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representative, the Senior Secured Parties, the Junior Representatives and the Junior Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Junior Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representative, the Senior Secured Parties, the Junior Representatives and the Junior Debt Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Debt Document or of the terms of the Indenture or any other Junior Debt Document;

(c) any exchange of any security interest in any Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Debt Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Company or any other Grantor in respect of the Senior Obligations, (ii) any Junior Representative or Senior Secured Party in respect of this Agreement, or (iii) any Junior Representative or Second Priority Debt Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Junior Debt Document, the provisions of this Agreement shall govern.

SECTION 8.02. Continuing Nature of this Agreement; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Junior Representatives or any Junior Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement expressly requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any Grantor, shall require the consent of the Company. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Junior Debt Parties and their respective successors and assigns.

SECTION 8.04. Information Concerning Financial Condition of the Company and the Subsidiaries. The Senior Representative, the Senior Secured Parties, the Junior Representatives and the Junior Secured Parties (other than the Second Priority Representative and the Second Priority Debt Parties) shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Junior Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Junior Debt Obligations. The Senior Representative, the Senior Debt Parties, the Junior Representatives and the Junior Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Senior Representative, any Senior Secured Party, any Junior Representative or any Junior Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representative, the Senior Secured Parties, the Junior Representatives and the Junior Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Junior Representative, on behalf of itself and each Junior Debt Party under its Junior Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Junior Representative, on behalf of itself and each Junior Debt Party under the Junior Debt Facility, assents to any extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor. Except as otherwise provided herein, all payments received by the Junior Debt Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Junior Obligations as the Junior Debt Parties, in their sole discretion, deem appropriate, consistent with the terms of the Junior Debt Documents. Except as otherwise provided herein, the Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Facility, assents to any such extension or postponement of the time of payment of the Junior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Junior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Additional Grantors. The Company agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I (it being understood, for the avoidance of doubt, that, as of the date hereof, only Domestic Subsidiaries are expected to become Grantors). Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Junior Representative and the Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08. Dealings with Grantors. Upon any application or demand by the Company or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), the Company or such Grantor, as appropriate, shall furnish to such Representative a certificate of a Responsible Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Junior Debt Documents, and subject to Section 5.03, the Company may incur or issue and sell one or more series or classes of Additional Junior Debt. Any such additional class or series of Junior Debt (the “Junior Class Debt”) may be secured by a second (or more junior) priority, subordinated Lien on Collateral, in each case under and pursuant to the relevant Junior Collateral Documents for such Junior Class Debt, if and subject to the condition that the Junior Representative for any such Junior Class Debt, acting on behalf of the holders of such Junior Class Debt (such Representative and holders in respect of any Junior Class Debt being referred to as the “Junior Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, below.

(i) such Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (with such changes as may be reasonably approved by the Senior Representative and such Representative) pursuant to which it becomes a Representative hereunder, and the Junior Class Debt in respect of which such Representative is the Representative constitutes Additional Junior Debt Obligations, as applicable, and the related Junior Class Debt Parties become subject hereto and bound hereby as Additional Senior Debt Parties or Additional Junior Debt Parties, as applicable;

(ii) the Company (a) shall have delivered to the Senior Representative an Officer’s Certificate identifying the obligations to be designated as Additional Junior Debt Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured on a junior basis under each of the Junior Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the Junior Debt Documents, relating to such Junior Class Debt, certified as being true and correct by an authorized officer of the Company; and

(iii) the Junior Debt Documents, relating to such Junior Class Debt shall provide that each Junior Class Debt Party with respect to such Junior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Junior Class Debt.

SECTION 8.10. Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.10 or by a procedure permitted under the relevant Senior Debt Document or Second Priority Debt Documents, as the case may be;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.09 any special, exemplary, punitive or consequential damages.

SECTION 8.11. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(a) if to the Company or any Grantor, to the Company, at its address at: Three Allen Center, 333 Clay Street, Suite 4200, Houston, Texas 77002, Attention of David Dunwoody, President, Telephone: 713-335-7003;

(b) if to the Second Priority Representative, to it at: Wilmington Trust, National Association, 15950 N. Dallas Parkway, Suite 550, Dallas, Texas 75248, Attention: Energy Ventures, Account Manager; and

(c) if to the Senior Representative, to it at: 700 Louisiana Street, Suite 2100, Houston, Texas 77002, Attention: Gumaro Tijerina, Tel: 713-546- 9744, Fax: 713-223-4007.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or, if agreed to, electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 8.12. Further Assurances. The Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Debt Facility for which it is acting, and the each Junior Representative, on behalf of itself, and each Junior Debt Party under its Junior Debt Facility, for whom it is acting, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13. GOVERNING LAW; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8.14. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representative, the Senior Secured Parties, the Junior Representatives, the Junior Debt Parties, the Company, the other Grantors party hereto and their respective successors and assigns.

SECTION 8.15. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.16. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.17. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Senior Representative represents and warrants that this Agreement is binding upon the Senior Secured Parties. The Second Priority Representative represents and warrants that this Agreement is binding upon the Second Priority Debt Parties.

SECTION 8.18. No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representative, the Senior Secured Parties, the Junior Representatives and the Junior Debt Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

SECTION 8.19. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

SECTION 8.20. Representative Capacities. It is understood and agreed that (a) the Senior Representative is entering into this Agreement in its capacity as administrative agent under the Senior Credit Agreement and the provisions of Article XI of the Senior Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Senior Representative hereunder and (b) the Second Priority Representative is entering into this Agreement in its capacity as collateral agent under the Second Lien Security Agreement and the provisions of Article VIII of the Indenture applicable to the Collateral Agent (as defined therein) thereunder shall also apply to the Second Priority Representative hereunder.

SECTION 8.21. Relative Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) except to the extent contemplated by Section 5.01(a), 5.01(c) or 5.03(b), amend, waive or otherwise modify the provisions of the Senior Credit Agreement, any other Senior Debt Document or any other Junior Debt Documents, or permit the Company or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Debt Document or any Junior Debt Documents or (b) obligate the Company or any Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Debt Document or any Junior Debt Document.

SECTION 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF MONTREAL, as Senior Representative

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

[Signature Page Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Second Priority Representative and not in its individual capacity

By:	/s/ Shawn Goffinet
	Name:	Shawn Goffinet
	Title:	Assistant Vice President

[Signature Page Intercreditor Agreement]

ENERGY VENTURES GOM LLC

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

ENVEN ENERGY CORPORATION

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

ENVEN FINANCE CORPORATION

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

ENVEN EQUITY HOLDINGS, LLC

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

ENVEN ENERGY VENTURES HOLDING, LLC

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

ENVEN ENERGY VENTURES, LLC

By:	/s/ John Wilkirson
	Name:	John Wilkirson
	Title:	CFO

[Signature Page Intercreditor Agreement]

Annex I

SUPPLEMENT NO. dated as of             , 201[    ] to the INTERCREDITOR AGREEMENT dated as of February 15, 2018 (the “Intercreditor Agreement”), among Energy Ventures GoM Holdings LLC, a Delaware limited liability company, Energy Ventures GoM LLC, a Delaware limited liability company (the “Company”), and certain subsidiaries and affiliates of the Company (each a “Grantor”), Bank of Montreal, as Senior Representative, and Wilmington Trust, National Association, as Second Priority Representative.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Grantors have entered into the Intercreditor Agreement. Pursuant to the Senior Credit Agreement and certain Additional Junior Debt Documents, certain newly acquired or organized Subsidiaries of the Company are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Senior Credit Agreement, the Indenture and the Additional Junior Debt Documents.

Accordingly, the New Grantor agrees as follows:

SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Intercreditor Agreement.

SECTION 8. The Company agrees to reimburse the Senior Representative and the Second Priority Representative for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Senior Representative and the Second Priority Representative.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, the Senior Representative and the Second Priority Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Acknowledged by: BANK OF MONTREAL, as Senior Representative

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative and not in its individual capacity

By:
Name:
Title:

Annex I-3

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [    ] dated as of [            ], 20[    ] (this “Representative Supplement”) to the INTERCREDITOR AGREEMENT dated as of February 15, 2018 (the “Intercreditor Agreement”), among Energy Venture GoM LLC, a Delaware limited liability company (the “Company”), certain subsidiaries and affiliates of the Company (including the Company, each a “Grantor”), Bank of Montreal, as Senior Representative, Wilmington Trust Company, National Association, as Second Priority Representative and the additional Representatives from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Junior Class Debt after the date of the Intercreditor Agreement and to secure such Junior Class Debt with the Junior Lien and to have such Junior Class Debt guaranteed by the Grantors, in each case under and pursuant to the Junior Collateral Documents relating thereto, the Junior Representative in respect of such Junior Class Debt is required to become a Representative under, and such Junior Class Debt and the Junior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Junior Representative may become a Representative under, and such Junior Class Debt and such Junior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement as Additional Junior Debt Obligations and Additional Junior Debt Parties, respectively, pursuant to the execution and delivery by the Junior Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Junior Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Debt Documents and the Junior Debt Documents.

Accordingly, the Senior Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Junior Class Debt and Junior Class Debt Parties become subject to and bound by, the Intercreditor Agreement as Additional Junior Debt Obligations and Additional Junior Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Junior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Junior Representative and to the Junior Class Debt Parties that it represents as Junior Debt Parties. Each reference to a “Representative” or “Junior Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iii) the Junior Debt

Annex I-4

Documents relating to such Junior Class Debt provide that, upon the New Representative’s entry into this Representative Supplement, the Junior Class Debt Parties in respect of such Junior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Junior Debt Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse the Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Senior Representative as required by the applicable Senior Debt Documents.

Annex I-5

IN WITNESS WHEREOF, the New Representative and the Senior Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of:
Telecopy:

BANK OF MONTREAL, as Senior Representative

By:
Name:
Title:

Annex I-6

Acknowledged by: ENERGY VENTURES GOM LLC
By:
Name:
Title:

[SUBSIDIARY GRANTORS]
By:
Name:
Title:

Annex I-7